ASSET PURCHASE AGREEMENT

This Agreement (the "Agreement"), entered into as of December 29, 2008, by and between Magnegas Corporation, a Delaware corporation (the "Purchaser") and HyFuels, Inc., a Florida corporation (the "Seller").

WHEREAS, Seller is engaged in the business of developing technology related to recycling and waste treatment (the "Business");

WHEREAS, Seller wishes to sell to Purchaser and Purchaser wishes to purchase and assume from Seller, certain assets and liabilities with respect to the Business on the terms and subject to the conditions set forth in this Agreement;

NOW THEREFORE, In consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows:

1.
Agreement To Sell. Seller agrees to sell, transfer and deliver to Purchasers free and clear of any encumbrances or liens, and Purchasers agrees to purchase, upon the terms and conditions hereinafter set forth, essentially all of the assets of the Seller, as set forth in Schedule A (the "Purchased Assets").

2.	Purchase Price. The consideration to be paid for the Purchased Assets by Purchaser (subject to adjustment as hereinafter provided) shall be the following:

A. Consideration. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, in consideration of the aforesaid sale, assignment, transfer and delivery of the Purchased Assets, the Purchaser shall pay 30,000,000 (thirty millions) restricted shares of the Purchasers common stock, par value $0.001 (the "Common Stock").

3.	The Closing. Unless this Agreement shall have been terminated or abandoned. The closing ("Closing") of the transactions contemplated by this Agreement shall be on December 29, 2008.

4.
Closing Documents. At the closing, Seller shall execute and deliver to Purchaser such instruments as may be necessary or proper to transfer to Purchaser all ownership interests in the Purchased Assets to be transferred under this Agreement.

5.	Representations and Warranties of Sellers, Sellers represent and warrant to Purchasers as follows:

(A) Sellers have full power and authority to conduct its business as now carried on, and to carry out and perform its undertakings and obligations as provided herein.

(B) No action, approval, consent or authorization of any governmental authority is necessary for Sellers to consummate the transactions contemplated hereby.

(C) Seller is the owner of and has good and marketable title to the Purchased Assets, free of all liens, claims and encumbrances, except as may be set forth herein.

(D) There are no violations of any law or governmental rule or regulation pending against Seller or the Purchased Assets, and Seller has complied with all laws and governmental rules and regulations applicable to the Business or the Purchased Assets.

6.	Representations And Warranties of Purchasers. Purchasers represent and warrant to Seller as follows:

(A) Purchaser has full power and authority to carry out and perform its undertakings and obligations as provided herein.

(B) No action, approval, consent or authorization of any governmental authority is necessary for the Purchaser to consummate the transactions contemplated hereby.

(C) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Purchaser's knowledge, threatened against Purchaser or its property.

7.
Indemnification by Seller. Notwithstanding any provisions contained in this Agreement, Seller shall indemnify (including reasonable attorney's fees and costs), defend and hold Purchaser and its respective successors and assigns, harmless:

(1) From and against all losses, costs, damages, expenses or liabilities for all taxes of Seller for tax periods (or portions thereof) ending on the Closing Date;

(2) With respect to all losses, claims, damages and liabilities, including accounts payable at the Closing Date, from Seller's conduct of the Business arising before the Closing Date;

(3) With respect to any causes of action, proceedings, suits, claims, demands, taxes, assessments, judgments, costs and expenses, including reasonable attorneys' fees incident to the foregoing.

If any claim is asserted in writing against the Purchaser relating to any of the matters described in this Section, Purchaser shall notify Seller within fifteen (15) days a receipt of the claim or demand, and Seller shall have the right to control the defense, compromise or settlement of the claim or demand, provided that Seller covenants and agrees to keep Purchaser periodically and reasonably appraised of the status of same, and provided further that Seller does not take any action or omit taking any action, the effect of which would cause a material detriment to Purchaser or its Assets.

8.	Indemnification by Purchaser. Notwithstanding any provisions contained in this Agreement, Purchaser shall indemnify (including reasonable attorneys' fees and costs)

defend and hold Seller and assigns harmless:

(1) from and against all losses, costs, damages, expenses or liabilities arising out of Purchaser's conduct of the Business as of the Closing Date or ownership of the Purchased Assets as of the Closing Date;

(2) from and against any claim in conjunction with liabilities and obligations being assumed by Purchaser hereunder:

(3) with respect to any material breach of a material representation, warranty, covenant, or agreement (including without limitation any breach of one or more of Purchaser's covenants and/or agreements under this Agreement), or non-fulfillment of any material obligation on the part of Purchaser under this Agreement or contained in the Schedules or Exhibits annexed to this Agreement, or otherwise delivered to Seller, or any material misrepresentation in any certificate or other instrument furnished to Seller under this Agreement:, and

(4) with respect to any causes of action, proceedings, suits, claims, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees incident to the foregoing.

If any claim is asserted in writing against the Seller relating to any of the matters described in this Section, Seller shall notify Purchaser within fifteen (15) days of receipt of the claim or demand, and Purchaser shall have the right to control the defense, compromise or settlement of the claim or demand, provided that Purchaser covenants and agrees to keep Seller periodically and reasonably appraised of the status of same, and provided further that Purchaser does not take any action or omit taking any action, the effect of which would cause a material detriment to Seller or its assets.

9.
No Other Representations. Purchaser acknowledges that neither Seller nor any representative or agent of Seller has made any representation or warranty regarding the Purchased Assets or the Business, or any matter or thing affecting or relating to this Agreement, except as specifically set forth in this Agreement.

10.	Condition To Closing. The obligations of the parties to close hereunder are subject to the following conditions:

(A) All of the terms, covenants and conditions to be complied with or performed by the other party under this agreement on or before the closing shall have been complied with or performed in all material respects.

(B) All representations or warranties of the other party herein are true in all material respects as of the closing date.

11.	Assignment. Purchasers shall not assign this agreement without the prior written consent of Seller. Any attempted assignment without Seller's consent shall be null and void.

12.
Notices. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by registered or certified mail, return receipt requested, with postage prepaid, to Seller or Purchaser, as the case may be, at their addresses first above written, or at such, other addresses as they may be designate by notice given hereunder.

If to Purchaser:
Magnegas Corporation
150 Rainville Rd
Tarpon Springs, FL 34689

If to Seller:
HyFuels,
35246 US Highway 19 North, #215
Palm Harbor, Florida 34684

13.
Entire Agreement This Agreement contains all of the terms agreed upon between Seller and Purchaser with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

14.
Changes Must Be In Writing This Agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound.

15.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to conflicts of law principles.

16.
Binding Effect This Agreement shall not be considered an offer or an acceptance of an offer by Seller, and shall not be binding upon Seller until executed and delivered by both Seller and Purchaser. Upon such execution and delivery, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

IN WITNESS WHEREOF, the parties have executed this agreement the date first above written.

DATED:                                        SELLER HYFUELS, INC

                                                       BY: /s/ Ruggero Maria Santilli
                                                       Ruggero Maria Santilli, President

DATED:                                        PURCHASER MAGNEGAS CORPORATION

                                                       BY: /s/ Luisa Ingargiola
                                                       Luisa Ingargiola Chief Financial Officer and Director

EXHIBIT A
THE PURCHASED ASSETS

PATENTS AND PATENT APPLICATIONS IRREVOCABLY TRANSFERRED TO  MAGNEGAS CORPORATIONS AS PER ATTACHED NOTARIZED,ASSIGNMENTS

U.S. Patent No. 6,926,872, issued on August 9, 2005 entitled
Apparatus and Method for Producing a Clean Burning Combustible Gas
With Long Life Electrodes and Multiple Plasma-Arc-Flows

U.S. Patent No. 6,972,118, issued on December 6, 2005 entitled
Apparatus and Method for Processing Hydrogen, Oxygen and Other Gases

U.S. application no. 11/474,687, filed on June 26, 2006 entitled
Operating under High Power, Pressure and Temperature Conditions to Produce
A Combustible Gas

TRADEMARK IRRECOVABLE TRANSFERRED TO MAGNEGAS CORPORATION AS PER ATTACHED ASSIGNMENT

MAGNEGAS

DOMAIN NAMES IRRECOVABLY TRANSFERRED TO MAGNEGAS
CORPORATION AS PER DOCUMENTATION IN THE SERVER WEBPAGE
https://my3.pair.com/main/?F=1112&K=dx3ZyMAgnD5SP6Ozgy079945& M=xNmgsxU0SgHK17%2B%2F3egEaA

hycoal. corn,
hydiesel.com,
hyethanol.com,
hygasoline.com,
hynaturalgas.com,
magnefuel.com,
magnefuels.com,
magnegas,com,
magnegases.com,
magnegasoline.com,
magnehydrogen.com,
magneliquid.com,
magneliguid2.com,
magneoxygen.com

Practitioner's Docket No, 2367.1                                                                                                                                                                                         PATENT

For:           U S. Rights and Foreign Rights
For:           U.S. Application
By:            Present Owner

ASSIGNMENT OF  APPLICATION

In consideration of the payment by ASSIGNEE to ASSIGNOR of the sum of One Dollar ($1 00), the receipt of which is hereby acknowledged, and for other good and valuable consideration,

ASSIGNOR:

HYFUELS, INC.
35246 U.S. Hwy. 19 North, 0215
Palm Harbor, Florida 34684
State or Country of Formation: Florida, US

hereby sells, assigns and transfers to

ASSIGNEE:

MAGNEGAS CORPORATION
150 Rainville Road
Tarpon Springs, Florida 34683
State or Country of Formation: Florida, US

and the successors, assigns and legal representatives of the ASSIGNEE the entire right, title and interest for the United States and its territorial possessions and in all foreign countries, including all rights to claim priority, in and to any and all improvements which are disclosed in the invention entitled:

Novel Plasma-Are-Flow Apparatus for Submerged Long Lasting Electric Arcs Operating Under High Power, Pressure and Temperature Conditions to Produce A Combustible Gas

Name of Inventor: Ruggero Maria Santilli

and which is found in U,S. application no. 11/474,687, filed on June 26, 2006, and any legal equivalent thereof in a foreign country, including the right to claim priority and, in and to, all Letters Patent to be obtained for said invention by the above application or any continuation, division, renewal, or substitute thereof, and as to letters patent any reissue or re-examination thereof

    ASSIGNOR hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.

    ASSIGNOR further covenants that ASSIGNEE will, upon its request, be provided promptly with all pertinent facts and documents relating to said invention and said Letters Patent and legal equivalents as may be known and accessible to ASSIGNOR and will testify as to the same in any interference, litigation or proceeding related thereto and will promptly execute and deliver to ASSIGNEE or its legal representatives any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said application, said invention and said Letters Patent and said equivalents thereof which may be necessary or desirable to carry out the purposes thereof.

IN WITNESS WHEREOF, I have hereunto set hand and seal this DEC 29, 2008 day of December, 2008.

HYFUEL, INC

/s/ Ruggero Maria Santilli
Signature of Assignor

Ruggero Maria Santilli President

           NOTARIZATION OR LEGALIZATION ACCOMPANYING ASSIGNMENT

Details of Country                                                                      United States

and place of signing of assignment                                         Pinellas County, Florida

Before me this    29   day of December, 2008, personally appeared the above named individual, to me known to be the person who is described herein (or presented     Folrida Drivers License     as identification), and who executed the foregoing assignment instrument and acknowledged to me that he executed the same of his own free will for the purpose therein expressed.

/s/ Donna Ebert
Notary Public (signature)

{SEAL}

Print Name

Practitioner's Docket No. 2367.8                                                                                                                                                                                       PATENT

For:            U.S. Rights and Foreign Rights
For:            U.S. Application
By.             Present Owner

ASSIGNMENT OF PATENT

    In consideration of the payment by ASSIGNEE to ASSIGNOR of the sum of One Dollar ($1.00), the receipt of which is hereby acknowledged, and for other good and valuable consideration,

ASSIGNOR:

HYFUELS, INC.
35246 U S. Hwy. 19 North, #215

Palm Harbor, Florida 34684
State or Country of Formation: Florida, US

hereby sells, assigns and transfers to

ASSIGNEE:

MAGNEGAS CORPORATION
150 Rainville Road
Tarpon Springs, Florida 34689
State or Country of Formation: Delaware, US

and the successors, assigns and legal representatives of the ASSIGNEE the entire right, title and interest for the United States and its territorial possessions and in all foreign countries, including all rights to claim priority, in and to any and all improvements which are disclosed in the invention entitled:

Apparatus and Method for Producing a Clean Burning Combustible Gas With Long Life Electrodes and Multiple Plasma-Arc-Flows

Name of Inventor: Ruggero Maria Santilli

and which is found in U.S. Patent No. 6,926,872, issued on August 9, 2005, and any legal equivalent thereof in a foreign country, including the right to claim priority and, in and to, any continuation, division, renewal, or substitute thereof, and as to Letters Patent any reissue or reexamination thereof.

    ASSIGNOR hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.

    ASSIGNOR further covenants that ASSIGNEE will, upon its request, be provided promptly with all pertinent facts and documents relating to said invention and said Letters Patent and legal equivalents as may be known and accessible to ASSIGNOR and will testify as to the same in any interference, litigation or proceeding related thereto and will promptly execute and deliver to ASSIGNEE or its legal representatives any and all papers, instruments or affidavits required to maintain and enforce said invention and said Letters Patent and said equivalents thereof which may be necessary or desirable to carry out the purposes thereof.

IN WITNESS WHEREOF, I have hereunto set hand and seal this    Dec 29, 2008     day of December, 2008.

HYFUEL, INC

/s/ Ruggero Maria Santilli
Signature of Assignor

Ruggero Maria Santilli President

 NOTARIZATION OR LEGALIZATION ACCOMPANYING ASSIGNMENT

Details of Country                                                                      United States

and place of signing of assignment                                         Pinellas County, Florida

Before me this    29   day of December, 2008, personally appeared the above named individual, to me known to be the person who is described herein (or presented     Folrida Drivers License     as identification), and who executed the foregoing assignment instrument and acknowledged to me that he executed the same of his own free will for the purpose therein expressed.

/s/ Donna Ebert
Notary Public (signature)

{SEAL}

Print Name

Practitioner's Docket No. 2367.5                                                                                                                                                                              PATENT

For:            U.S. Rights and Foreign Rights
For:            U.S. Application
By:             Present Owner

ASSIGNMENT OF PATENT

    In consideration of the payment by ASSIGNEE to ASSIGNOR of the sum of One Dollar ($1.00), the receipt of which is hereby acknowledged, and for other good and valuable consideration,

ASSIGNOR:

HYFUELS, INC.
35246 U.S. Hwy. 19 North, #215
Palm Harbor, Florida 34684
State or Country of Formation; Florida, US

hereby sells, assigns and transfers to

ASSIGNEE:

MAGNEGAS CORPORATION
150 Rainville Road
Tarpon Springs, Florida 34689
State or Country of Formation: Delaware, US

and the successors, assigns and legal representatives of the ASSIGNEE the entire right, title and interest for the United States and its territorial possessions and in all foreign countries, including all rights to claim priority, in and to any and all improvements which are disclosed in the invention entitled:

Apparatus and Method for Processing Hydrogen, Oxygen and Other Gases

Name of Inventor: Ruggero Maria Santilli

and which is found in U.S. Patent No. 6,972,118, issued on December 6, 2005, and any legal equivalent thereof in a foreign country, including the right to claim priority and, in and to, any continuation, division, renewal, or substitute thereof, and as to Letters Patent any reissue or reexamination thereof.

    ASSIGNOR hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.

    ASSIGNOR further covenants that ASSIGNEE will, upon its request, be provided promptly with all pertinent facts and documents relating to said invention and said Letters Patent and legal equivalents as may be known and accessible to ASSIGNOR and will testify as to the same in any interference, litigation or proceeding related thereto and will promptly execute and deliver to ASSIGNEE or its legal representatives any and all papers, instruments or affidavits required to maintain and enforce said invention and said Letters Patent and said equivalents thereof which may be necessary or desirable to carry out the purposes thereof.

IN WITNESS WHEREOF, I have hereunto set hand and seal this    Dec 29, 2008     day of December, 2008.

HYFUEL, INC

/s/ Ruggero Maria Santilli
Signature of Assignor

Ruggero Maria Santilli President

 NOTARIZATION OR LEGALIZATION ACCOMPANYING ASSIGNMENT

Details of Country                                                                      United States

and place of signing of assignment                                         Pinellas County, Florida

Before me this    29   day of December, 2008, personally appeared the above named individual, to me known to be the person who is described herein (or presented     Folrida Drivers License     as identification), and who executed the foregoing assignment instrument and acknowledged to me that he executed the same of his own free will for the purpose therein expressed.

/s/ Donna Ebert
Notary Public (signature)

{SEAL}

Print Name

ASSIGNMENT OF TRADEMARK

    WHEREAS, HYFUELS, INC., (Assignor) is the owner of United States Trademark Registration No. 2,812,824, registered February 10, 2004, for the trademark MAGNEGAS, (hereinafter the "Trademark"), and HYFUELS, INC., warrants that it is legally entitled to assign said Trademark unto Assignee, that said Trademark is not encumbered by license or other interest; and

    WHEREAS, MAGNEGAS CORPORATION (Assignee) desires to acquire the entire right, title and interest in the Trademark, and the good will represented therewith.

    NOW THEREFORE, in consideration of valuable consideration, the sufficiency of which is hereby acknowledged, Assignor, by these presents, does sell, assign and transfer unto said Assignee the entire right, title and interest in and to the Trademark, together with the goodwill of the business, including all right to bring and maintain actions for all past and future infringement of said Trademark. The undersigned Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks to record this Assignment of the Trademark, unto said Assignee, as the owner by assignment of the entire right, title and interest in and to said Trademark, and any renewals thereof, for its sole use and for the use of its legal representatives, to the full end of the term for which the Trademark is granted, as fully and entirely as the same had this assignment and sale not been made.

Executed this 29th day of December, 2008

Assignor: HYFUELS, INC

By: /s/ Ruggero Maria Santilli
Ruggero Maria Santilli President